UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21424

Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 866-633-3371

Date of fiscal year end: June 30, 2006

Date of reporting period: June 30, 2006

Item 1.	Report to Stockholders.

Annual Report

June 30, 2006

The Defensive Equity Portfolio

The Growth Portfolio

The Aggressive Growth Portfolio

The Fixed Income Portfolio

6125 Memorial Drive Dublin, Ohio 43017 Toll Free 800-664-5345 Web: www.meederpremier.com

Meeder Premier Portfolios Annual Report | June 30, 2006

Meeder Premier Portfolios

Annual Report

June 30, 2006

Meeder Premier Portfolios Annual Report | June 30, 2006

The Defensive Equity Portfolio

PORTFOLIO COMMENTARY

For the one-year period ended June 30, 2006, The Defensive Equity Portfolio returned 8.10%, performing in line with the 8.63% return of the benchmark S&P 500 Index and the 7.93% return of Morningstar’s Average Asset Allocation Fund Index for the same period. This result reflected many of the improvements we had instituted in our tactical investment discipline over the preceding 12-month period.

Given that, as conditions warrant, The Defensive Equity Portfolio is sometimes partially or fully invested “defensively” in cash equivalent securities, we believe the most appropriate comparison of performance is a blended index consisting of 60% of the S&P 500 Index and 40% of the 90-day U.S. Treasury Bill. For the annual period, The Defensive Equity Portfolio outperformed this blended index, which returned 6.92% for the twelve-month period.

Since its inception in October 2003 through June 30, 2006, the Portfolio returned 8.32% on an annualized basis. In comparison, the Morningstar Average Asset Allocation Fund Index returned 8.15% and the S&P 500 Index returned 10.13% over the same period. The blended index of 60% of the S&P 500 Index and 40% of the 90-day U.S. Treasury Bill returned 7.07% for the same period.

For most of the previous 12 months, our tactical asset allocation model indicated that the risk/reward relationship in the stock market was on balance positive. Based on this evaluation, we maintained a fully-invested position in equity funds throughout this period. In the 3rd and 4th Quarters of 2005, our fund allocation emphasized mid- and small-cap funds. We also added exposure to the international equity markets in the 4th Quarter of 2005, which contributed significantly to the Portfolio’s performance for the 12-month period.

Stocks rallied strongly from the beginning of 2006 through early May, with many market indices reaching multi-year highs. But during this time, several economic indicators began to point toward a possible slowdown. These indicators included reports of higher inflation and weaker job growth. This in itself was not too surprising, because we believed we were entering the late stages of the current economic growth cycle. Typically during these periods, large-cap stocks tend to come into favor while small-cap stocks tend to wane.

Based on this analysis and our evaluation of relative strength in the equity market, we decided to rotate our portfolio emphasis toward large-cap value funds, beginning in March of 2006. This shift toward large-cap value funds continued in the 2nd Quarter of 2006, as we sought to limit our mid-cap and international equity exposure and eliminate our small-cap positions. By mid-June, the Portfolio was overweighted in large-cap stock funds, with smaller allocations to mid-cap value and international equity funds.

The stock market rally that had persisted for much of 2006 began to fizzle in early May. By June, our tactical asset allocation model indicated a deterioration of the risk/reward relationship in the stock market. Therefore, we adopted a 35% defensive position in the Portfolio. Because our mid-cap and international equity positions had already been significantly limited, we decided to reduce our large-cap positions in order to attain this partially defensive position.

As of June 30, 2006,65% of the Portfolio was invested in stock funds, with 53% allocated to large-cap funds, 7% to international equity funds, and 5% in mid-cap funds. 35% of the Portfolio was held in a defensive position.

PORTFOLIO HOLDINGS

As of June 30, 2006

1)	Large-Cap Growth	20%
2)	Large-Cap Value	33%
3)	International Equity	7%
4)	Mid-Cap Value	5%
5)	Cash Equivalents/Defensive*	35%

*	As of June 30, 2006, the Portfolio held a short position in S&P 500 futures contracts that was equivalent to 10%.

Portfolio holdings are subject to change.

Meeder Premier Portfolios Annual Report | June 30, 2006

The Defensive Equity Portfolio

PERFORMANCE UPDATE

Period & Average Annual Total Returns as of June 30, 2006	One Year	Since Inception[1]
The Defensive Equity Portfolio	8.10%	8.32%[2]
Morningstar’s Average Asset Allocation Fund Index	7.93%	8.15%[3]
S&P 500 Index	8.63%	10.13%[2]
Blended Index[4]	6.92%	7.07%[3]

[1]	Inception date: October 24, 2003.

[2]	Represents average annual total return from October 24, 2003 to June 30, 2006

[3]	Represents average annual total return from October 31, 2003 to June 30, 2006.

[4]	The blended index consists of 60% of the S&P 500 Index and 40% of the average 90-day U.S. Treasury bill.

Morningstar does not calculate the total return of its Average Asset Allocation Fund Index from the inception of The Defensive Equity Portfolio on October 24, 2003 to June 30, 2006. The total return of Morningstar’s Average Asset Allocation Fund Index was calculated from October 31, 2003, the month-end closest to the inception of the Portfolio. The U.S. equity markets achieved gains during the last week of October 2003 that are not reflected in the total return of Morningstar’s Average Asset Allocation Fund Index. Had Morningstar calculated the total return of its Average Asset Allocation Fund Index from the date of the inception of the Portfolio, it is likely that the total return of Morningstar’s Average Asset Allocation Fund Index would have been higher.

Past performance does not guarantee future results. Performance represents period and average annual total returns for the periods ended June 30, 2006, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Defensive Equity Portfolio during the periods shown above.

Results of a $10,000 Investment

The graph compares the value of The Defensive Equity Portfolio to its broad-based index, the S&P 500 Index, as well as to the Morningstar Average Asset Allocation Fund Index. It is intended to give you a general idea of how the Portfolio performed compared to these benchmarks over the period from October 24, 2003 to June 30, 2006. Please note that the performance of the Morningstar Average Asset Allocation Fund Index as shown in the graph begins on October 31, 2003.

It is important to understand the differences between the Portfolio and these indices. An index such as the S&P 500 Index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses, or fees. If you could buy all of the securities that make up a market index, you would incur expenses that would affect your investment return. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. An index of funds such as the Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Source for average index and fund data: Morningstar, Inc. and Bloomberg LP.

Meeder Premier Portfolios Annual Report | June 30, 2006

The Growth Portfolio

PORFOLIO COMMENTARY

With a one-year return of 11.42%, The Growth Portfolio outperformed both the Morningstar Average Growth Fund Index, which returned 9.89% for the same period, and the benchmark S&P 500 Index, which returned 8.63% for the same period.

Since its launch date in October 2003, the Portfolio has returned 8.76% on an annualized basis. In comparison, the S&P 500 Index returned 10.13% for the same period.

At the start of the 12-month period, the Portfolio was weighted toward mid-cap stock funds, with particular emphasis on funds with significant exposure to the energy and utility sectors. The energy sector was one of the strongest market performers in 2005, given the strong uptrend in crude oil prices, and the holdings in our Portfolio which favored this sector aided performance during the 3rd and 4th Quarters of 2005.

In November of 2005, we initiated a position in an international equity fund, as our analysis indicated the potential for outperformance in the global stock markets relative to U.S. domestic stock markets. International equities did rally for much of the first half of 2006, and our international equity fund position aided returns during the 12-month period.

Also late in 2005, our economic analysis began to indicate the possibility of a slowdown in the U.S. economy. As we were entering what we believed were the latter stages of the current economic growth cycle, we began to rotate the Portfolio toward large-cap stock funds. Typically, large-cap stocks tend to perform well in the late stages of the economic growth cycle, while smaller-company stocks tend to wane. We continued this rotation in 2006, adjusting the Portfolio in March and May to favor large-cap stocks. At the same time, we also sought to limit our exposure to mid-cap and international equities and eliminate our small-cap position.

As of June 30, 2006, 83% of the Portfolio was allocated to large-cap funds, 10% was allocated to mid-cap funds, and 7% was allocated to international equity funds.

PORFOLIO HOLDINGS

As of June 30, 2006

1)	Large-Cap Value	63%
2)	Large-Cap Growth	20%
3)	Mid-Cap Value	10%
4)	International Equity	7%

Portfolio holdings are subject to change.

Meeder Premier Portfolios Annual Report | June 30, 2006

The Growth Portfolio

PERFORMANCE UPDATE

Period & Average Annual Total Returns as of June 30, 2006	One Year	Since Inception[1]
The Growth Portfolio	11.42%	8.76%[2]
S&P 500 Index	8.63%	10.13%[2]

[1]	Inception date: October 24, 2003.

[2]	Represents average annual total return from October 24, 2003 to June 30, 2006.

Past performance does not guarantee future results. Performance represents period and average annual total returns for periods ended June 30, 2006, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Growth Portfolio during the periods shown above.

Results of a $10,000 Investment

This graph compares the value of The Growth Portfolio to its broad-based index, the S&P 500 Index. The graph is intended to give you a general idea of how the Portfolio performed compared to its benchmark over the period from October 24, 2003 to June 30, 2006.

It is important to understand the differences between the Portfolio and its benchmark index. An index such as the S&P 500 Index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses, or fees. If you could buy all of the securities that make up a market index, you would incur expenses that would affect your investment return. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. Past performance does not guarantee future results. The graphs and the table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Source for index data: Morningstar, Inc. and Bloomberg LP.

Meeder Premier Portfolios Annual Report | June 30, 2006

The Aggressive Growth Portfolio

PORTFOLIO COMMENTARY

The Aggressive Growth Portfolio returned 11.57% for the one-year period ended June 30, 2006, outperforming the 6.48% return of the benchmark NASDAQ Composite Index for the same period. In addition, the Portfolio outpaced Morningstar’s Average Aggressive Growth Fund Index, which returned 10.66% for the same one-year period.

Since its launch date in October 2003, the Portfolio has returned 8.38% on an annualized basis, outpacing the 5.18% annualized return of the benchmark NASDAQ Composite Index for the same period.

At the start of the 12-month period, the Portfolio was allocated primarily among mid-cap and small-cap funds, with particular emphasis on funds with significant exposure to the energy and utility sectors. The energy sector was one of the strongest market performers in 2005, given the recent strong uptrend in crude oil prices. The holdings in the Portfolio that favored the energy sector aided performance during the 3rd and 4th Quarters of 2005.

The Portfolio also held a small position in emerging international equity market funds. Our decision to allocate a small portion of the Portfolio to this area of the market was based on our analysis that global stock markets, particularly in developing economies, had the potential to outperform U.S. domestic markets. This analysis was borne out during the preceding 12-month period, as emerging market funds experienced strong periodic rallies that bested many U.S. domestic stock market indices. Our holdings in this area also aided performance during the 12-month period.

Late in 2005, our economic analysis began to indicate the possibility of a slowdown in the U.S. economy. As we were entering what we believed were the latter stages of the current economic growth cycle, we began to rotate the Portfolio toward large-cap stock funds. Typically, large-cap stocks tend to perform well in the late stages of the economic growth cycle, while smaller-company stocks tend to wane. We continued this rotation in 2006, adjusting the Portfolio in March and May to favor large-cap stocks. At the same time, we also sought to limit our exposure to mid-cap and international equities and eliminate our small-cap positions.

As of June 30, 2006, 83% of the Portfolio was allocated to large-cap funds, 10% was allocated to mid-cap funds, and 7% was allocated to international equity funds.

PORTFOLIO HOLDINGS

As of June 30, 2006

1)	Large-Cap Value	68%

2)	Large-Cap Growth	15%

3)	International Equity	7%

4)	Mid-Cap Value	5%

5)	Mid-Cap Growth	5%

Portfolio holdings are subject to change.

Meeder Premier Portfolios Annual Report | June 30, 2006

The Aggressive Growth Portfolio

PERFORMANCE UPDATE

Period & Average Annual Total Returns as of June 30, 2006	One Year	Since Inception[1]
The Aggressive Growth Portfolio	11.57%	8.38%[2]
NASDAQ Composite Index	6.48%	5.18%[2]

[1]	Inception date: October 24, 2003.

[2]	Represents average annual total return from October 24, 2003 to June 30, 2006.

Past performance does not guarantee future results. Performance represents period and average annual total returns for periods ended June 30, 2006, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Aggressive Growth Portfolio during the periods shown above.

Results of a $10,000 Investment

This graph compares the value of The Aggressive Growth Portfolio to its broad-based index, the NASDAQ Composite Index. The graph is intended to give you a general idea of how the Portfolio performed compared to its benchmark over the period from October 24, 2003 to June 30, 2006.

It is important to understand the differences between the Portfolio and its benchmark index. An index such as the NASDAQ Composite Index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses, or fees. If you could buy all of the securities that make up a market index, you would incur expenses that would affect your investment return. The NASDAQ Composite Index is a widely recognized unmanaged index of common stock prices. The NASDAQ Composite Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Source for index data: Morningstar, Inc. and Bloomberg LP.

Meeder Premier Portfolios Annual Report | June 30, 2006

The Fixed Income Portfolio

PORTFOLIO COMMENTARY

The Fixed Income Portfolio returned -0.87% for the 12-month period ended June 30, 2006, performing in line with the Morningstar Average General Government Bond Fund Index, which returned -0.77% for the annual period. The Portfolio’s benchmark index, the Lehman Brothers Intermediate-Term Government/Credit Index, returned -0.19% for the same period.

At the start of the one-year period, our fixed income investment model indicated that intermediate-term interest rates were likely to rise and bond values likely to decline. Given that there has historically been a strong correlation between intermediate-term and long-term interest rates, we expected long-term rates to rise along with intermediate-term rates as indicated by our investment model. Therefore, we allocated the Portfolio to securities with relatively short-term maturities, which tend to experience lesser price declines than longer-term bonds. Short-term rates did rise during the latter half of 2005 but long-term rates fell, resulting in an appreciation in long-term bond prices and the underperformance of the Portfolio versus its benchmark for the first half of the fiscal year.

We also added a small position in investment-grade corporate bonds in the latter half of 2005. Our technical analysis indicated that corporate debt securities were more attractive than U.S. Treasury securities and may provide a source of higher yields for the Portfolio’s shareholders. This position represented approximately 17% of the Portfolio on January 1, 2006, and 12% of the Portfolio on June 30, 2006.

We made up some ground in the 1st and 2nd Quarters of 2006, gaining 0.10% for the six-month period as the Lehman Brothers benchmark index fell -0.18% and the Morningstar Average General Government Bond Fund Index declined -0.62%. During this period, our analysis of trend and fundamental indicators continued to point toward the potential for rising intermediate-term rates, mandating the continuation of a relatively short-term maturity structure for the Portfolio. Interest rates did rise across the board during this six-month period, this time including long-term rates. Therefore, our emphasis on relatively short-term bond securities benefited Portfolio shareholders in the first half of 2006.

PORTFOLIO HOLDINGS

As of June 30, 2006.

1)	U.S. Gov’t Agency Notes	46%

2)	U.S. Treasury Notes	34%

3)	Corporate Notes	12%

4)	Cash Equivalents	8%

Portfolio holdings are subject to change.

Meeder Premier Portfolios Annual Report | June 30, 2006

The Fixed Income Portfolio

PERFORMANCE UPDATE

Period & Average Annual Total Returns as of June 30, 2006	One Year	Since Inception[1]
The Fixed Income Portfolio	-0.87%	1.04%[2]
Lehman Bros. Intermediate-Term Government/Credit Index	-0.19%	2.04%[3]
Morningstar’s Average General Government Bond Fund Index	-0.77%	1.73%[3]

[1]	Inception date: October 24, 2003.

[2]	Represents average annual total return from October 24, 2003 to June 30, 2006.

[3]	Represents average annual total return from October 31, 2003 to June 30, 2006.

Morningstar does not calculate the total return of its Average General Government Bond Fund Index from the inception of The Fixed Income Portfolio on October 24, 2003 to June 30, 2006. The total return of Morningstar’s Average General Government Bond Fund Index was calculated from October 31, 2003, the month-end closest to the inception of the Portfolio.

Past performance does not guarantee future results. Performance represents period and average annual total returns for periods ended June 30, 2006, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Fixed Income Portfolio during the periods shown above.

Results of a $10,000 Investment

The graph compares the value of The Fixed Income Portfolio to its broad-based index, the Lehman Brothers Intermediate-Term Government/Credit Index. It is intended to give you a general idea of how the Portfolio performed compared to this benchmark over the period from October 24, 2003 to June 30, 2006. Please note that the performance of the Portfolio’s benchmark as shown in the graph begins on October 31, 2003.

It is important to understand the differences between the Portfolio and its benchmark index. An index measures performance of a hypothetical portfolio. A market index such as The Lehman Brothers Intermediate-Term Government/ Credit Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your return. The Lehman Brothers Intermediate-Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate-Term Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Source for index and average fund data: Morningstar, Inc.

Meeder Premier Portfolios Annual Report | June 30, 2006

Shareholder Expense Analysis (unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 31, 2005 to June 30, 2006.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES	Beginning Account Value (12/31/05)	Ending Account Value (6/30/06)	Expenses Paid during Period* (12/31/05 - 6/30/06)	Expense Ratio (Annualized)
The Defensive Equity Portfolio	$1,000.00	$1,023.70	$3.76	0.75%
The Growth Portfolio	1,000.00	1,044.90	3.80	0.75%
The Aggressive Growth Portfolio	1,000.00	1,040.90	3.80	0.75%
The Fixed Income Portfolio	1,000.00	1,001.00	3.72	0.75%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

HYPOTHETICAL (5% return before expenses)	Beginning Account Value (12/31/05)	Ending Account Value (6/30/06)	Expenses Paid during Period* (12/31/05 - 6/30/06)	Expense Ratio (Annualized)
The Defensive Equity Portfolio	$1,000.00	$1,021.08	$3.76	0.75%
The Growth Portfolio	1,000.00	1,021.08	3.76	0.75%
The Aggressive Growth Portfolio	1,000.00	1,021.08	3.76	0.75%
The Fixed Income Portfolio	1,000.00	1,021.08	3.76	0.75%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if any transactional costs were included, your costs would have been higher.

*	Expenses are equal to the Portfolios’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the total number of days in the six-month period).

Meeder Premier Portfolios Annual Report | June 30, 2006

Schedules of Investments

& Financial Statements

Schedule of Investments

June 30, 2006

Defensive Equity Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 76.7%
Allianz NACM International Fund — I	89,445	1,968,691
American Growth Fund of America — A	102,997	3,265,000
Artisan Mid Cap Value Fund	64,510	1,246,338
Goldman Sachs Structured Large Cap Value Fund — I	484,817	6,559,573
MFS Value Fund — A	179,649	4,385,227
Rydex Large Cap Value Fund	59,039	1,749,337
Transamerica Premier Equity Fund	51,338	1,153,044

Total Registered Investment Companies (Cost $20,247,293)		20,327,210

U.S. Government Obligations — 1.9%
U.S. Treasury Bills, 4.854%, due 09/07/06*	500,000	495,371

Total U.S. Government Obligations (Cost $495,533)		495,371

Repurchase Agreements — 21.5%
The Huntington National Bank, 5.10%, 07/03/06, (Collateralized by $5,902,028 FNMA, at 3.25%, due 05/16/08, value — $5,719,434) purchased 06/30/06	5,695,000	5,695,000

Total Repurchase Agreements (Cost $5,695,000)		5,695,000

Total Investments — 100.1% (Cost $26,437,826)(a)		26,517,581

Liabilities less Other Assets — (0.1%)		(38,118)

Total Net Assets — 100.0%		26,479,463

Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	353	3,205
Meeder Premier Growth Portfolio	918	9,189
Meeder Premier Fixed Income Portfolio	105	1,000
Meeder Premier Aggressive Growth Portfolio	903	9,193

Total Trustee Deferred Compensation (Cost $23,696)		22,587

Defensive Equity Portfolio

Security Description	Short Contracts	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2006, notional value $2,558,800	(8)	(58,445)

Total Futures Contracts		(58,445)

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $440,886. Cost for federal income tax purposes of $26,878,712 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$281,040
Unrealized depreciation	(642,171)

Net unrealized appreciation (depreciation)	$(361,131)

*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to the Defensive Equity Portfolio held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

12

Schedule of Investments

June 30, 2006

Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 92.8%
Allianz NACM International Fund — I	81,864	1,801,832
Allianz NFJ Dividend Value Fund — D	173,435	2,667,427
American Growth Fund of America — A	97,876	3,102,664
Goldman Sachs Mid Cap Value Fund	33,773	1,235,071
Goldman Sachs Structured Large Cap Value Fund — I	332,216	4,494,883
MFS Value Fund — A	136,252	3,325,900
Rydex Mid Cap Value Fund — H	31,042	990,559
Rydex Large Cap Value Fund	80,716	2,391,613
Transamerica Premier Equity Fund	44,886	1,008,132

Total Registered Investment Companies (Cost $20,783,528)		21,018,081

U.S. Government Obligations — 3.5%
U.S. Treasury Bills, 4.854%, due 09/07/06*	800,000	792,594

Total U.S. Government Obligations (Cost $792,852)		792,594

Repurchase Agreements — 3.8%
The Huntington National Bank, 5.10%, 07/03/06, (Collateralized by $885,045 FNMA, at 3.25%, due 05/16/08, value — $857,664) purchased 06/30/06	854,000	854,000

Total Repurchase Agreements (Cost $854,000)		854,000

Total Investments — 100.1% (Cost $22,430,380)(a)		22,664,675

Liabilities less Other Assets — (0.1%)		(30,583)

Total Net Assets — 100.0%		22,634,092

Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	255	2,315
Meeder Premier Growth Portfolio	665	6,657
Meeder Premier Fixed Income Portfolio	76	724
Meeder Premier Aggressive Growth Portfolio	654	6,658

Total Trustee Deferred Compensation (Cost $17,141)		16,354

Growth Portfolio

Security Description	Long Contracts	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2006, notional value $1,599,250	5	40,625

Total Futures Contracts		40,625

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$377,085
Unrealized depreciation	(142,790)

Net unrealized appreciation (depreciation)	$234,295

*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to the Growth Portfolio held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

13

Schedule of Investments

June 30, 2006

Aggressive Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 91.5%
Allianz NACM International Fund — I	61,394	1,351,289
Allianz NFJ Dividend Value Fund — D	100,047	1,538,725
Fidelity Advisor Leveraged Company Stock Fund — A	29,752	922,903
Goldman Sachs Structured Large Cap Value Fund — I	31,044	420,028
MFS Value Fund — A	167,627	4,091,781
Munder MidCap Core Growth Fund — A	37,344	894,394
Pioneer Cullen Value Fund — A	149,733	2,737,113
Rydex Large Cap Value Fund	61,830	1,832,015
Transamerica Premier Equity Fund	81,689	1,834,729

Total Registered Investment Companies (Cost $15,417,623)		15,622,977

U.S. Government Obligations — 2.9%
U.S. Treasury Bills, 4.854%, due 09/07/06*	500,000	495,371

Total U.S. Government Obligations (Cost $495,533)		495,371

Repurchase Agreements — 5.7%
The Huntington National Bank, 5.10%, 07/03/06, (Collateralized by $1,018,734 FNMA, at 3.25%, due 05/16/08, value — $987,217) purchased 06/30/06	983,000	983,000

Total Repurchase Agreements (Cost $983,000)		983,000

Total Investments — 100.1% (Cost $16,896,156)(a)		17,101,348

Liabilities less Other Assets — (0.1%)		(21,322)

Total Net Assets — 100.0%		17,080,026

Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	210	1,907
Meeder Premier Growth Portfolio	549	5,495
Meeder Premier Fixed Income Portfolio	63	600
Meeder Premier Aggressive Growth Portfolio	540	5,497

Total Trustee Deferred Compensation (Cost $14,142)		13,499

Aggressive Growth Portfolio

Security Description	Long Contracts	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2006, notional value $1,279,400	4	32,500

Total Futures Contracts		32,500

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$334,414
Unrealized depreciation	(129,222)

Net unrealized appreciation (depreciation)	$205,192

*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to the Aggressive Growth Portfolio held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

14

Schedule of Investments

June 30, 2006

Fixed Income Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 12.1%
iShares GS$ InvesTop Corporate Bond Fund	5,000	517,350

Total Registered Investment Companies (Cost $553,600)		517,350

U.S. Government Obligations — 74.0%
Federal Home Loan Bank, 2.60%, due 09/29/06	500,000	496,662
Federal Home Loan Bank, 3.125%, due 05/21/07	600,000	587,678
Fannie Mae, 3.75%, due 12/24/08	250,000	242,992
Fannie Mae, 4.56%, due 05/05/10	200,000	192,767
U.S. Treasury Inflation Protected Security, 3.375%, due 01/15/07	406,864	407,881
U.S. Treasury Notes, 3.625%, due 06/15/10	1,000,000	947,969
U.S. Treasury Notes, 4.25%, due 11/15/13	300,000	283,828

Total U.S. Government Obligations (Cost $3,203,050)		3,159,777

Repurchase Agreements — 13.6%
The Huntington National Bank, 5.10%, 07/03/06, (Collateralized by $604,193 FNMA, at 3.25%, due 05/16/08, value — $585,501) purchased 06/30/06	583,000	583,000

Total Repurchase Agreements (Cost $583,000)		583,000

Total Investments — 99.7% (Cost $4,339,650)(a)		4,260,127

Other Assets less Liabilities — 0.3%		11,086

Total Net Assets — 100.0%		4,271,213

Fixed Income Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation*
Meeder Premier Defensive Equity Portfolio	115	1,044
Meeder Premier Growth Portfolio	303	3,033
Meeder Premier Fixed Income Portfolio	35	333
Meeder Premier Aggressive Growth Portfolio	297	3,023

Total Trustee Deferred Compensation (Cost $7,754)		7,433

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $153,234. Cost for federal income tax purposes of $4,492,884 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	(232,757)

Net unrealized appreciation (depreciation)	$(232,757)

*	Assets of affiliates to the Fixed Income Portfolio held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

15

Statements of Assets & Liabilities

June 30, 2006

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Assets
Investments, at value*	$20,822,581	$21,810,675	$16,118,348	$3,677,127
Repurchase agreements, at value*	5,695,000	854,000	983,000	583,000
Trustee deferred compensation investments, at value	22,587	16,354	13,499	7,433
Cash	781	331	566	494
Receivable for net variation margin on futures contracts	6,400	—	—	—
Receivable for capital stock issued	—	—	—	1,581
Receivable from investment advisor	18,899	16,354	12,654	7,877
Interest and dividend receivable	807	121	139	21,431
Prepaid expenses/other assets	11,175	10,576	12,649	4,993
Total Assets	26,578,230	22,708,411	17,140,855	4,303,936

Liabilities
Payable for Trustee Deferred Compensation Plan	22,587	16,354	13,499	7,433
Payable for net variation margin on futures contracts	—	4,000	3,200	—
Payable for capital stock redeemed	13,671	—	—	1,185
Dividends payable	—	—	—	1,514
Payable to investment advisor	21,821	18,434	13,858	3,676
Accrued administrative service fees	17,722	14,680	11,173	2,957
Accrued transfer agent, fund accounting, CCO, and administrative fees	4,227	3,719	3,033	1,278
Accrued trustee fees	1,327	1,135	964	807
Other accrued liabilities	17,412	15,997	15,102	13,873
Total Liabilities	98,767	74,319	60,829	32,723

Net Assets	$26,479,463	$22,634,092	$17,080,026	$4,271,213

Net Assets
Capital	$26,693,206	$21,363,724	$15,849,850	$4,665,706
Accumulated undistributed (distributions in excess of) net investment income	179,651	58,735	71,323	1,171
Accumulated undistributed net realized gain (loss) from investments, options, futures, and distributions by other investment companies	(414,704)	936,713	921,161	(316,141)
Net unrealized appreciation (depreciation) on investments and futures	21,310	274,920	237,692	(79,523)
Total Net Assets	$26,479,463	$22,634,092	$17,080,026	$4,271,213

Capital Stock Outstanding	2,915,535	2,261,373	1,676,988	448,800
Net Asset Value, Offering and Redemption Price Per Share	$9.08	$10.01	$10.18	$9.52
* Investments and repurchase agreements, at cost	$26,437,826	$22,430,380	$16,896,156	$4,339,650

The accompanying notes are an integral part of these financial statements.

16

Statements of Operations

For the Fiscal Year Ended June 30, 2006

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Investment Income
Interest	$138,585	$87,103	$69,824	$186,402
Dividends	805,821	505,477	392,200	86,763
Total Investment Income	944,406	592,580	462,024	273,165

Fund Expenses
Investment advisor	392,643	284,821	222,756	66,020
Fund accounting	36,568	32,741	27,275	9,903
Administrative	19,632	14,241	11,138	3,301
Transfer agent	2,500	2,500	2,500	2,500
Trustee	8,504	6,339	5,195	3,880
Administrative service	98,161	71,205	55,689	16,505
Registration and filing	18,103	19,323	20,015	19,177
Audit	10,072	10,072	10,024	10,056
Printing	4,585	2,895	1,996	1,227
Custody	6,343	4,606	4,384	3,313
Legal	4,140	4,140	4,140	4,140
Insurance	4,828	4,828	4,828	4,828
Postage	633	733	733	913
Chief Compliance Officer	3,462	3,462	3,462	3,462
Other	5,989	5,717	6,038	5,355
Total Expenses Before Reductions	616,163	467,623	380,173	154,580

Expenses reimbursed by investment advisor	(291,483)	(216,822)	(182,365)	(105,065)
Expenses paid indirectly	(30,681)	(37,727)	(31,056)	—
Net Expenses	293,999	213,074	166,752	49,515

Net Investment Income (Loss)	650,407	379,506	295,272	223,650

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investment transactions	4,021,024	2,876,126	3,054,132	(119,884)
Net realized gains (losses) from futures contracts	303,885	86,450	54,786	(9,467)
Net realized (losses) on the disposal of futures contracts in violation of restrictions	(8,767)	(2,907)	(4,361)	—
Distributions of realized gains by other investment companies	1,750,613	811,863	277,932	—
Net increase from payments by affiliates	8,767	2,907	4,361	—
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Realized Gains by Other Investment Companies	6,075,522	3,774,439	3,386,850	(129,351)

Net change in unrealized appreciation (depreciation) on investments and futures	(3,009,372)	(847,209)	(941,109)	(172,360)
Net Realized and Unrealized Gain (Loss) from Investments	3,066,150	2,927,230	2,445,741	(301,711)

Net Change in Net Assets Resulting from Operations	$3,716,557	$3,306,736	$2,741,013	$(78,061)

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

For the Fiscal Years Ended June 30,

	Defensive Equity
	2006	2005
Operations
Net investment income (loss)	$650,407	$689,178
Net realized gain (loss) from investment transactions, options contracts, futures contracts, and distributions of realized gains by other investment companies	6,075,522	937,313
Net change in unrealized appreciation (depreciation) on investments, options, and futures	(3,009,372)	(780,763)
Net Change in Net Assets Resulting from Operations	3,716,557	845,728

Distributions to Shareholders
From net investment income	(663,366)	(441,526)
From net realized gain from investment transactions, options contracts, futures contracts, and distributions of realized gains by other investment companies	(7,114,551)	(6,908,161)
Net Change in Net Assets Resulting from Distributions	(7,777,917)	(7,349,687)

Capital Transactions
Issued	2,788,162	7,439,657
Reinvested	7,114,313	6,613,044
Redeemed	(30,274,931)	(46,614,654)
Net Change in Net Assets Resulting from Capital Transactions	(20,372,456)	(32,561,953)

Total Change in Net Assets	(24,433,816)	(39,065,912)

Net Assets — Beginning of Period	50,913,279	89,979,191

Net Assets — End of Period	$26,479,463	$50,913,279

Accumulated Undistributed (Distributions in Excess of) Net Investment Income	$234,693	$247,652

Share Transactions
Issued	287,347	692,681
Reinvested	782,732	624,320
Redeemed	(3,062,473)	(4,389,284)
Net Change in Shares	(1,992,394)	(3,072,283)

The accompanying notes are an integral part of these financial statements.

18

Growth		Aggressive Growth		Fixed Income
2006	2005	2006	2005	2006	2005

$379,506	$(29,692)	$295,272	$191,000	$223,650	$314,903

3,774,439	2,722,285	3,386,850	1,944,393	(129,351)	57,246

(847,209)	(594,085)	(941,109)	(442,231)	(172,360)	86,939
3,306,736	2,098,508	2,741,013	1,693,162	(78,061)	459,088

(310,847)	—	(284,756)	(85,297)	(222,479)	(314,903)

(4,578,784)	(1,794,534)	(3,540,058)	(319,056)	—	—
(4,889,631)	(1,794,534)	(3,824,814)	(404,353)	(222,479)	(314,903)

1,770,542	3,405,905	1,900,370	2,776,895	1,035,785	2,680,953
4,369,519	1,596,965	3,266,549	343,083	200,943	279,913
(16,056,411)	(32,632,279)	(13,638,441)	(25,029,776)	(5,103,463)	(8,679,834)
(9,916,350)	(27,629,409)	(8,471,522)	(21,909,798)	(3,866,735)	(5,718,968)

(11,499,245)	(27,325,435)	(9,555,323)	(20,620,989)	(4,167,275)	(5,574,783)

34,133,337	61,458,772	26,635,349	47,256,338	8,438,488	14,013,271

$22,634,092	$34,133,337	$17,080,026	$26,635,349	$4,271,213	$8,438,488

$68,659	$—	$116,219	$105,703	$1,171	$—

171,044	326,437	178,562	269,215	106,361	269,531
447,804	148,141	327,206	31,450	20,753	28,185
(1,521,654)	(3,097,724)	(1,267,877)	(2,385,744)	(527,456)	(873,163)
(902,806)	(2,623,146)	(762,109)	(2,085,079)	(400,342)	(575,447)

19

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended June 30,

Defensive Equity*

	2006	2005	2004
Net Asset Value, Beginning of Period	$10.37	$11.28	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.18	0.11	(0.03)
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.63	0.07	1.33
Total from Investment Operations	0.81	0.18	1.30

Less Distributions
From net investment income	(0.15)	(0.06)	—
From net capital gains	(1.95)	(1.03)	(0.02)
Total Distributions	(2.10)	(1.09)	(0.02)

Net Asset Value, End of Period	$9.08	$10.37	$11.28

Total Return (assumes reinvestment of distributions)(1)(5)	8.10%	1.47%	12.97%

Ratios/Supplemental Data
Net assets, end of period ($000)	$26,479	$50,913	$89,979
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	1.66%	0.96%	(0.33% )
Ratio of expenses to average net assets before reductions(2)(3)	1.57%	1.48%	1.44%
Portfolio turnover rate(1)	275%	82%	97%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(5)	For the fiscal year ended June 30, 2006, the advisor voluntarily reimbursed the Portfolio for a realized investment loss, which had no impact on total return. (See note 3 in the Notes to the Financial Statements.)
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended June 30,

Growth*

	2006	2005	2004
Net Asset Value, Beginning of Period	$10.79	$10.62	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.14	(0.01)	0.03
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	1.02	0.58	0.64
Total from Investment Operations	1.16	0.57	0.67

Less Distributions
From net investment income	(0.11)	—	(0.05)
From net capital gains	(1.83)	(0.40)	—
Total Distributions	(1.94)	(0.40)	(0.05)

Net Asset Value, End of Period	$10.01	$10.79	$10.62

Total Return (assumes reinvestment of distributions)(1)(5)	11.42%	5.36%	6.71%

Ratios/Supplemental Data
Net assets, end of period ($000)	$22,634	$34,133	$61,459
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	1.33%	(0.06% )	0.39%
Ratio of expenses to average net assets before reductions(2)(3)	1.64%	1.54%	1.48%
Portfolio turnover rate(1)	213%	159%	102%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(5)	For the fiscal year ended June 30, 2006, the advisor voluntarily reimbursed the Portfolio for a realized investment loss, which had no impact on total return. (See note 3 in the Notes to the Financial Statements.)
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended June 30,

Aggressive Growth*

	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92	$10.45	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.16	0.05	0.07
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	1.04	0.53	0.47
Total from Investment Operations	1.20	0.58	0.54

Less Distributions
From net investment income	(0.13)	(0.02)	(0.09)
From net capital gains	(1.81)	(0.09)	—
Total Distributions	(1.94)	(0.11)	(0.09)

Net Asset Value, End of Period	$10.18	$10.92	$10.45

Total Return (assumes reinvestment of distributions)(1)(5)	11.57%	5.58%	5.34%

Ratios/Supplemental Data
Net assets, end of period ($000)	$17,080	$26,635	$47,256
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	1.33%	0.52%	0.86%
Ratio of expenses to average net assets before reductions(2)(3)	1.71%	1.59%	1.51%
Portfolio turnover rate(1)	222%	184%	156%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(5)	For the fiscal year ended June 30, 2006, the advisor voluntarily reimbursed the Portfolio for a realized investment loss, which had no impact on total return. (See note 3 in the Notes to the Financial Statements.)
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended June 30,

Fixed Income*

	2006	2005	2004
Net Asset Value, Beginning of Period	$9.94	$9.84	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.33	0.27	0.16
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	(0.42)	0.10	(0.16)
Total from Investment Operations	(0.09)	0.37	0.00

Less Distributions
From net investment income	(0.33)	(0.27)	(0.16)
Total Distributions	(0.33)	(0.27)	(0.16)

Net Asset Value, End of Period	$9.52	$9.94	$9.84

Total Return (assumes reinvestment of distributions)(1)	(0.87% )	3.77%	(0.06% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$4,271	$8,438	$14,013
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	3.39%	2.65%	2.25%
Ratio of expenses to average net assets before reductions(2)(3)	2.34%	1.91%	1.75%
Portfolio turnover rate(1)	134%	194%	177%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

June 30, 2006

1.    Organization and Significant Accounting Policies

Meeder Premier Portfolios, a Massachusetts business trust (the “Trust”) was organized in August 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers the following four separate series: Defensive Equity Portfolio (“Defensive Equity”), Growth Portfolio (“Growth”), Aggressive Growth Portfolio (“Aggressive Growth”), and Fixed Income Portfolio (“Fixed Income”) (each a “Portfolio” and collectively the “Portfolios”).

The investment goal of Defensive Equity, Growth, and Aggressive Growth is growth of capital. To pursue this goal, Defensive Equity invests primarily in other growth mutual funds that are not affiliated with the Portfolio. Growth and Aggressive Growth invest in other mutual funds that are not affiliated with the Portfolios. The investment goal of Fixed Income is to seek maximum current income. To pursue this goal, Fixed Income invests in various instruments. The prospectus provides a more detailed summary of instruments utilized by Fixed Income in pursuing its investment goal.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, are valued using fair value procedures approved by the Board of Trustees (“Trustees”). Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Registered investment companies are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services, which use valuation techniques approved by the Trustees. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country or region.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements.    Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options.    Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Portfolio, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures

24

contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Federal income taxes.    It is each Portfolio’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Defensive Equity, Growth, and Aggressive Growth declare and pay dividends from net investment income, if any, on a quarterly basis. Fixed Income declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Portfolio distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Portfolio. The Portfolios may also treat a portion of proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the year ended June 30, 2006 were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Capital
Aggressive Growth	$(44,896)	$(810,620)	$855,516
Growth	(9,924)	(757,874)	$767,798
Defensive Equity	(55,042)	(257,067)	$312,109

Expenses.    Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on each Portfolio’s relative net assets or other appropriate basis.

Other.    The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

As is discussed later in the notes to financial statements, fees received from underlying security holdings of the Portfolios are accounted for as an expense offset.

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2.    Investment Transactions

For the year ended June 30, 2006, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

	Purchases	Sales
Defensive Equity	$96,128,863	$111,489,266
Growth	56,404,269	66,574,158
Aggressive Growth	45,890,396	54,307,731
Fixed Income	6,949,538	10,192,376

As of June 30, 2006, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Cost basis of investments	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Defensive Equity	$26,878,712	$281,040	$(642,171)	$(361,131)
Growth	22,430,380	377,085	(142,790)	234,295
Aggressive Growth	16,896,156	334,414	(129,222)	205,192
Fixed Income	4,492,884	—	(232,757)	(232,757)

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Portfolio with investment management, research, statistical and advisory services. For such services the Portfolios pay a fee of 1.00% of average daily net assets. For the year ended June 30, 2006, MAM received $392,643, $284,821, $222,756, and $66,020 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

The Chief Compliance Officer (“CCO”) of the Trust provides the Trust with certain compliance services. In compensation for such services, the Trust pays the CCO 30% of an annual fee of $50,000. The remaining 70% is paid by another mutual fund trust managed by MAM. The CCO was an affiliate of the Trust and MAM through March 8, 2006. From March 9, 2006 through July 12, 2006, an interim, unaffiliated CCO resumed the CCO responsibilities for the Trust and MAM. Effective July 13, 2006, a permanent, unaffiliated CCO was appointed for the Trust. For the period from July 1, 2005 through March 8, 2006, the affiliated CCO received $2,522 from each Portfolio.

Mutual Funds Service Co. (“MFSCo”), a wholly owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee of $2,500. For the year ended June 30, 2006, MFSCo received $2,500 from each Portfolio.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to 0.05% of each Portfolio’s average daily net assets. For the year ended June 30, 2006, MFSCo received $19,632, $14,241, $11,138, and $3,301 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MFSCo serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$7,500.

For the year ended June 30, 2006, MFSCo received $36,568, $32,741, $27,275, and $9,903 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

For the year ended June 30, 2006, MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit each Portfolio’s total annual operating expenses to 0.75% of average daily net assets. Such reduction and/or

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reimbursement are limited to the total of fees charged to each Portfolio by MAM and MFSCo. For the year ended June 30, 2006, MAM reimbursed $291,483, $216,822, $182,365, and $105,065 to Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively. MAM may waive or reimburse all or a part of its fee or reimburse the Portfolios’ expenses at any time, and at its discretion, but such action shall not obligate MAM to waive or reimburse the Portfolios’ expenses in the future.

The Trust has entered into a custody agreement with its custodian, The Huntington National Bank (“HNB”). HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Portfolios and executes trade orders received on behalf of the Trust as Trust custodian. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Portfolio. The Portfolios use their portion of the fees received to reduce the gross expenses of each Portfolio, which aides MAM in that the reimbursement necessary to maintain the voluntary 0.75% of net operating expenses is reduced directly. For the year ended June 30, 2006, $30,681, $37,727, and $31,056 of fees received were used by Defensive Equity, Growth, and Aggressive Growth, respectively, to reduce the gross expenses of each Portfolio. It is possible that the Portfolios may invest in security holdings in which fees are not paid. As such, the gross expenses of a Portfolio would not be decreased and MAM would be responsible for the additional reimbursement to maintain the voluntary 0.75% of net operating expenses. Also, without this agreement it is likely that the Portfolios would not collect any fees from underlying security holdings.

Shareholders of the Portfolios may buy or sell shares of the Portfolios through a processing organization (broker-dealer, bank, or other financial institution). The Portfolios may pay up to 0.25% of their average daily net assets to such intermediaries who, under a “platform” arrangement, take responsibility for providing record keeping, subaccounting, redemption and/or other transfer related services, and other administrative services and functions to their account holders. Each Portfolio has an agreement with First Trust Corporation and Pershing, LLC, whereby each Portfolio pays 0.25% of its average daily net assets to receive such administrative related services.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Portfolios as an investment into any combination of Portfolios until a specified point of time. The investment into the Portfolios is recorded as an asset, however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Portfolios may terminate this Plan at any time.

Certain trustees and officers of the Portfolios are also officers or directors of Meeder, MAM, and MFSCo.

On August 1, 2005, MAM inadvertently purchased excess futures contracts in Defensive Equity, Growth, and Aggressive Growth, resulting in investment transaction losses for each Portfolio. For the year ended June 30, 2006, Defensive Equity, Growth, and Aggressive Growth were voluntarily reimbursed $8,767, $2,907, and $4,361, respectively, by MAM for losses on investment transactions.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Portfolios during the year ended June 30, 2006 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid(1)
Defensive Equity	$663,366	$2,853,614	$4,260,937	$7,777,917
Growth	310,847	4,389,520	189,264	4,889,631
Aggressive Growth	284,756	2,773,883	766,175	3,824,814
Fixed Income	222,811	—	—	222,811

As of June 30, 2006, the components of accumulated earnings/(deficit) on a tax basis for the Portfolios were as follows:

	Undistributed Ordinary Income	Dividends Payable	Undistributed Long-Term Gains	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
Defensive Equity	$62,681	$—	$84,707	$—	$(361,131)	$(213,743)
Growth	346,532	—	689,541	—	234,295	1,270,368
Aggressive Growth	938,110	—	86,874	—	205,192	1,230,176
Fixed Income	2,685	(1,514)	—	(162,907)	(232,757)	(394,493)

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For federal income tax purposes, the Fixed Income Portfolio has unused capital loss carryforwards totaling $162,907, of which $139,018 will expire in 2013 and $23,889 will expire in 2014. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Under current tax laws, net capital losses incurred after October 31, within a Portfolio’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended June 30, 2006, the Portfolios deferred post-October capital losses of:

Post-October Capital Losses
Defensive Equity	$440,886
Fixed Income	153,234

(1)	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	Any differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, post-October capital losses, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

5.    Control Ownership

At June 30, 2006, IMS and Company, through an omnibus shareholder account, owns 91%, 93%, 90%, and 90% of the capital stock outstanding of Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Meeder Premier Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Meeder Premier Portfolios, comprising the Growth Portfolio, the Aggressive Growth Portfolio, the Defensive Equity Portfolio, and the Fixed Income Portfolio (the “Portfolios”) as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the Portfolios’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Meeder Premier Portfolios, as of June 30, 2006, the results of their operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

August 10, 2006

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Trustees and Officers (unaudited)

The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Portfolios’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Meeder Premier Portfolios’ Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Portfolios, are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Director of Trust	Position and Number of Portfolios Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Robert S. Meeder, Jr.* Year of Birth: 1961	2003	Trustee and President	President of Meeder Asset Management, Inc.; President of Mutual Funds Service Co., the Trust’s transfer agent.

Stuart M. Allen Year of Birth: 1961	2003	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency.

Anthony D’Angelo Year of Birth: 1959	2003	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Operating Officer & Chief Financial Officer of Meeder Asset Management, Inc. (2005 - present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).

Terra D. Case Year of Birth: 1971	2006	Vice President and Secretary	Associate General Counsel of Meeder Asset Management, Inc. and Mutual Funds Service Co., the Trust’s transfer agent (2005 – present); formerly attended Capital University School of Law (2002 – 2005).

David R. Carson Year of Birth: 1958	2006	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds and Huntington VA Funds (2005 – present); Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (2002 – 2005).

Bruce E. McKibben Year of Birth: 1969	2003	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all four Portfolios of the Trust.

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(3)	Robert S. Meeder, Jr., Stuart M. Allen, and Anthony D’Angelo serve as Trustees of The Flex-funds Trust, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 866-MEEDER-1.

Other Information

The Portfolios file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios’ schedules of positions are also available on the Portfolios’ website at www.meederpremier.com.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, and information regarding how the Portfolios voted these proxies for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 866-MEEDER-1.

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Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen

Anthony D’Angelo

Robert S. Meeder, Jr.

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

6125 Memorial Drive

Dublin, Ohio 43017

Toll Free 800-664-5345

Web: www.meederpremier.com

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

Currently, the Audit Committee of the Board of Trustees of Meeder Premier Portfolios (the “Portfolios”) does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Portfolios’ financial statements, supervise the Portfolios’ preparation of its financial statements, and oversee the work of the Portfolios’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$26,500	$24,552
Audit-Related Fees	1,425	—
Tax Fees	6,830	5,535
All Other Fees	2,000	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $22,080 and $6,050, respectively.

(h) Not applicable.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Premier Portfolios

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: August 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: August 21, 2006

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date: August 21, 2006